UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 28, 2018

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7005 Southfront Road Livermore, CA 94551
(Address of Principal Executive Offices)
(925) 290-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2018, FormFactor, Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment”) dated as of October 1, 2018 to its Lease Agreement dated October 5, 2004 with MOHR PCC, LP (the “Landlord”), as the successor-in-interest to Greenville Investors, L.P., under which the Company agreed to extend the term of its lease of Pacific Corporate Center (the “Center”) Building 6, located at 7501 Lawrence Drive, Livermore, California, (“Building 6”), to December 31, 2028.

Also on September 28, 2018, the Company entered into a Fourth Amendment (the “Fourth Amendment”) dated as of October 1, 2018 to its Lease Agreement dated May 3, 2001 with the Landlord, as the successor-in-interest to Greenville Investors, L.P., under which the Company and Landlord agreed to (i) extend the term of the Company’s lease of certain space located at 7005 South Front Road (“Building 1”), 7401 Longard Road (“Building 2”) and 501 Lawrence Drive (“Building 3”) in Livermore, California, to December 31, 2028, (ii) eliminate the Company’s option to terminate early the leases of Building 1 and Building 2 and (iii) provide the Company with an allowance of $500,000 by the Landlord, which the Company may elect to either apply against the base rent or be paid directly.

The monthly base rent payments set by the Third Amendment and Fourth Amendment will commence on January 1, 2028.

The above summaries of the Third Amendment and Fourth Amendment are qualified in their entirety by reference to the terms and provisions of each agreement, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following items are filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Third Amendment, dated October 1, 2018, between FormFactor, Inc. and MOHR PCC, LP, to Pacific Corporate Center Lease, dated October 5, 2004, by and between Greenville Investors, L.P. and FormFactor, Inc.
10.2	Fourth Amendment, dated October 1, 2018, between FormFactor, Inc. and MOHR PCC, LP, to Pacific Corporate Center Lease, dated May 3, 2001, by and between Greenville Investors, L.P. and FormFactor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2018

FORMFACTOR, INC.

By:	/s/ Jason Cohen
	Name:	Jason Cohen
	Title:	Vice President, General Counsel and Secretary